Fiscal First Quarter 2016 Update

New Jersey Resources



February 3, 2016

Regarding Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management's current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this presentation includes, but is not limited to, certain statements regarding NJR's NFE guidance for fiscal 2016 and NFE growth beyond 2016, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, future NJNG customer growth, future capital expenditures and infrastructure investments, NJNG's base rate case, the effect of the PTC and ITC extension on NJRCEV, the long-term outlook for NJRCEV, diversification of NJRCEV's strategy, NJRCEV's future solar and wind projects, and the PennEast Pipeline project.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, weather and economic conditions; changes in the rate of NJNG's customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR's non-regulated energy investments and NJNG's planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the "Risk Factors" sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measures net financial earnings (NFE), utility gross margin and financial margin. As indicators of the Company's operating performance, these measures should not be considered alternatives to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE (loss) and financial margin exclude unrealized gains or losses on derivative instruments related to the company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin.

Management uses NFE, utility gross margin and financial margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal First Quarter 2016 Highlights

Results

- Net Financial Earnings (NFE) of $.58 per share compared with $.65 per share
- NJR Energy Services (NJRES) continues to perform in line with expectations
- NJNG added 2,046 new customers
- Retired last section of cast iron main – only utility in NJ to eliminate all cast iron

Strategic Actions

- $44.4 million of infrastructure investments driven by customer growth and system reliability
- Base rate case filed in November
- Production Tax Credit (PTC) and Investment Tax Credit (ITC) extensions
- Completed Alexander, our third onshore wind project

Net Financial Earnings (NFE)

($MM) Company	Three Months Ended December 31, 2015	2014
New Jersey Natural Gas	$30.6	$28.2
NJR Midstream	2.3	2.1
NJR Clean Energy Ventures	7.5	9.0
NJR Energy Services	10.0	16.4
NJR Home Services/Other	(0.8)	(0.6)
Total	**$49.6**	**$55.1**
Per basic share	**$.58**	**$.65**

Long Term Average Annual NFE Goal Remains 5 to 9 Percent

- Invest in ***utility infrastructure projects*** that support ***reliable and resilient service***
- Continue ***innovative customer growth*** programs
- Invest in Midstream projects such as ***PennEast Pipeline***
- Provide customers with ***renewable, cost-efficient electricity*** through our Clean Energy business
- Provide ***physical and producer services*** through our Energy Services business

Fiscal 2016



5-10%
5-15%
1-3%
10-20%
60-70%

Our fiscal 2016 NFE guidance is $1.55 to $1.65 per share

New Jersey Natural Gas | NJR Midstream | NJR Energy Services | NJR Home Services | NJR Clean Energy Ventures

PTC and ITC Extended By Congress

What happened?

- PTC extended for wind projects
  - 10 years of PTC at full level ($23 per MW) for projects under construction by December 2016
  - Declines 20 percent per year for projects starting construction in 2017, 2018 and 2019
- ITC extended for solar projects with sunset provisions
  - 30 percent ITC for projects under construction by December 2019
  - Declines 4 percent per year for projects starting construction in 2020 and 2021 for projects in service by December 2023
  - Projects started in 2021 eligible for 10 percent ITC
- PTC will likely increase viable onshore wind projects

What does it mean for NJRCEV?

- Diversification strategy is unchanged at this time
  - Continue to build out grid-connected solar projects, and continue to invest in residential solar and onshore wind projects
- ITC extension provides NJRCEV the option of reviewing solar investment opportunities not currently in plan

New $84 Million Ringer Hill Wind Project

- Located about 60 miles southeast of Pittsburgh
- 14 GE turbines with a total capacity of 39.9 megawatts
- Expected to be in-service in the first quarter of fiscal 2017
- Majority of energy produced will be hedged under a 15-year agreement with an industrial counterparty
- Expected to qualify for a 10-year federal PTC



NEW YORK
Lake Erie
Erie
Titusville
Susquehanna
Delaware
Scranton
Williamsport
Wilkes-Barre
Allegheny
POCONO MTS.
Hazleton
New Castle
PENNSYLVANIA
State College
Bethlehem
Altoona
Allentown
Ohio
Pittsburgh
Lebanon
Reading
Johnstown
HARRISBURG
Norristown
Ringer Hill
APPALACHIAN MTS.
Lancaster
Philadelphia
Gettysburg
York
Monongahela
Chester
NEW JERSEY
WEST VIRGINIA
MARYLAND
DELAWARE

Infrastructure Spending Continues



Capital Expenditures
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Millions
$185
$151
$332.8
$217.1
$390.7
$149
2015A
2016E
2017E
NJNG
Midstream
Solar
Wind

Regulated Utility combined with Midstream represents the greatest portion of capital spending, with a focus on infrastructure investments

Increased New Jersey Natural Gas NFE

($MM)	Three Months Ended December 31,	
	2015	2014
Utility Gross Margin	$89.8	$87.2
Operating Income	$47.7	$45.6
Net Financial Earnings	$30.6	$28.2
Total Customers	516,000	510,000



NJNG Margin Change
$ (Millions)
90
89
88
87
86
$87.2
$1.9
$0.4
$0.3
$89.8
December 31, 2014
Customer Growth
BGSS Incentives
SAVEGREEN
December 31, 2015

Customer Growth Continues

- 2,046 new customers added in FY1Q 2016
  - 1,056 new construction customers
  - 990 conversions
- 77 existing customer heat conversions
- On track to add 8,150 new customers this year



10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,581
2,046
7,599
7,858
8,150
8,550
8,750
1Q FY15
1Q FY16
FY14A
FY15A
FY16E
FY17E
FY18E
New Construction
Conversions

Customer growth forecast of 24,000 – 28,000 over next three years; 1.6 percent annual new customer growth rate

Collaborative Regulatory Relationships

Regulatory and Incentive Programs

- BGSS: Basic Gas Supply Service Incentives (1992)
- CIP: Conservation Incentive Program (2006)
- The SAVEGREEN Project® (2009)
- SAFE: Safety Acceleration and Facility Enhancement Program (2012)
- NJ RISE: New Jersey Reinvestment in System Enhancement (2014)

Base Rate Case Update

- November 2015 filing date established with the approval of SAFE in 2012
- Requested an increase of $147.6 million
- Proposed rate base of nearly $1.6 billion
- Overall cost of capital:

($ Millions)	Amount	Percent	Embedded Cost	Weighted Cost
Long-term Debt	$743.2	46.35%	3.97%	1.84%
Common Equity	860.4	53.65%	11.00%	5.90%
Total	$1,603.6	100.00%		7.74%

Current Status:

- Currently being processed at the Office of Administrative Law
- Several hundred data requests received thus far
- Expect new base rates in the first quarter of fiscal 2017

Midstream Results

($MM)	Three Months Ended December 31, 2015	2014
Net Financial Earnings	$2.3	$2.1

- **Steckman Ridge**
  - $127 million investment, 12 Bcf natural gas storage facility in southwest Pennsylvania
  - 50/50 joint venture with Spectra Energy
  - Direct access to Texas Eastern and Dominion Transmission pipelines and access to Northeast and Mid-Atlantic markets
- **Dominion Midstream Partners, LP**
  - 1.8 million units, value $47.3 million*
  - Current annual distribution rate of $.85 per unit
- **PennEast Pipeline**
  - 118-mile pipeline connecting Marcellus supply to Northeast; 20 percent interest

** As of February 1, 2016*

NJRES Results Supported By Long-Option Strategy

($MM)	Three Months Ended December 31,	
	2015	2014
Financial Margin	$19.9	$30.0
Net Financial Earnings	$10.0	$16.4
Gas Sold and Managed (Bcf)	132.7	165.5
Average Firm Transportation (Bcf/d)	1.65	1.47
Average Firm Storage (Bcf)	41	43

- Lower Financial margin and NFE in the quarter due primarily to decreased market volatility due to record warmth across the U.S.
- NJRES expects to contribute 5 to 15 percent to fiscal 2016 NFE

NJRCEV Results

($MM)	Three Months Ended December 31, 2015	2014
Solar Revenue	$4.6	$4.4
Wind Revenue	2.1	1.0
Sunlight Advantage Lease Revenue	1.1	0.9
Total Operating Revenue	$7.8	$6.2
ITC/PTC Impact	$10.1	$18.0
Net Financial Earnings	$7.5	$9.0

- Placed $2.8 million (0.7 MW) of residential solar-related capital into service
- Completed 50.7 MW Alexander wind farm in Rush County, Kansas

NJRCEV Is Actively Hedging SRECs to Reduce Future Price Uncertainty


250
200
150
100
50
0
Thousands of SRECs
172
195
216
159
119
85
FY16
FY17E
FY18E
Hedged
Expected Generated
Current Generation

	FY16	FY17E	FY18E
Pct. Hedged:	92%	61%	39%
Average Price:	$211	$225	$230

As of January 31, 2015

Our Path To Future Growth

Fiscal 2016

NJNG
- ✓ Customer Growth
- ✓ CIP
- ✓ BGSS Incentives
- ✓ Infrastructure Programs
- ✓ SAVEGREEN
- ✓ NJ RISE
- ✓ SRL
- ✓ Rate case filing
- ✓ Liquefaction plant in service

Midstream
- ✓ PennEast continued progress

Clean Energy
- ✓ More SRECs; stable prices
- ✓ Alexander completed; Expanded wind investments

Energy Services
- ✓ Physical natural gas services
- ✓ Producer services

+ Fiscal 2017

NJNG
- ✓ New base rates
- ✓ SRL in service

Midstream
- ✓ PennEast continued progress

Clean Energy
- ✓ More SRECs, stable prices
- ✓ Increased earnings from wind and SREC sales

+ Fiscal 2018

NJNG
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

Midstream
- ✓ PennEast in service

Clean Energy
- ✓ Residential solar continues

New Jersey Resources

Fiscal First Quarter 2016 Update



February 3, 2016